VOYA MUTUAL FUNDS

Voya Russia Fund

(the “Fund”)

Supplement dated June 29, 2015

to the Fund’s Class A, Class I, and Class W Prospectus

dated February 27, 2015 (“Prospectus”)

Effective immediately, the subsections entitled “Shareholder Fees” and “Fees and Expenses of the Fund” of the section entitled “Fees and Expenses of the Fund” are hereby deleted and replaced with the following:

Shareholder Fees

Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less		Redemption fee %(2)
A	5.75	None	(1)	2.00
I	None	None		2.00
W	None	None		2.00

Annual Fund Operating Expenses

Expenses you pay each year as a % of the value of your investment

Class		A	I	W
Management Fees(3)%		1.35	1.35	1.35
Distribution and/or Shareholder Service (12b-1) Fees	%	0.25	None	None
Other Expenses	%	0.47	0.53	0.47
Total Annual Fund Operating Expenses	%	2.07	1.88	1.82
Waivers and Reimbursements (4)%		(0.07)	(0.13)	(0.07)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	2.00	1.75	1.75

(1) A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

(2) A 2.00% redemption fee will be charged on the redemption of shares held less than 365 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions.

(3) The portion of the management fee attributable to the advisory services is 1.25% and the portion of the management fee attributable to the administrative services is 0.10%.

(4) The adviser is contractually obligated to limit expenses to 2.15%, 1.90%, and 1.90% for Class A, Class I, and Class W shares, respectively, through March 1, 2016. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to further limit expenses to 2.00%, 1.75%, and 1.75% for Class A, Class I, and Class W shares, respectively, through March 1, 2016. The limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. Termination or modification of these obligations requires approval by the Fund’s board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE